SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 17, 2004

CELLSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.

1730 Briercroft Court, Carrollton, Texas 75006

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(972) 466-5000

ITEM 5. OTHER EVENTS

On May 17, 2004, CellStar Corporation issued a press release containing an update on the status of the proposed initial public offering of its operations in the PRC, Hong Kong and Taiwan. The press release is attached as an Exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Number	Description of Exhibit

99.1	CellStar Corporation Press Release dated May 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CELLSTAR CORPORATION

Date: May 18, 2004	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Number	Description of Exhibit

99.1	CellStar Corporation Press Release dated May 17, 2004